UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 20, 2006



                          REGIONS FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



    Delaware                             0-6159                  63-0589368

(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         417 North 20th Street                              35203

         Birmingham, Alabama

 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (205) 944-1300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On October 20, 2006, AmSouth Bancorporation and Regions Financial Corporation issued a joint press release announcing that the Federal Reserve Board has approved the application for the two companies to merge. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1 hereto.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are filed herewith:


EXHIBIT NO.   DESCRIPTION OF EXHIBIT

99.1          Press release dated October 20, 2006.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 20th day of October, 2006.





                                          REGIONS FINANCIAL CORPORATION



                                          By: /s/ Ronald C. Jackson
                                              ---------------------------
                                              Ronald C. Jackson
                                              Senior Vice President and
                                              Comptroller


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EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION OF EXHIBIT

99.1           Press release dated October 20, 2006.